Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
April, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  5.16%
     April, 1997  3.54%
     March, 1997  6.24%
     February, 1997  5.72%



Cash Yield                                              16.66%


Investor Charge Offs                                    4.63%


Base Rate                                               8.49%


Over 35 Day Delinquency                                 4.77%


Seller's Interest                                       15.14%


Total Payment Rate                                      9.56%


Total Principal Balance                                $6,363,109,018.53


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $963,109,018.55